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                                                                   EXHIBIT 10.32


                   THIRD AMENDMENT TO OFFICE LEASE AGREEMENT

         THIS THIRD AMENDMENT TO OFFICE LEASE AGREEMENT (this "Third
Amendment") is made and entered into this 28th day of JULY, 1998 (the "Effective Date"), between HYATT PLAZA LIMITED PARTNERSHIP, a Virginia limited partnership ("Landlord"), and XYBERNAUT CORPORATION, a Delaware corporation, formerly known as Computer Products and Services, Inc. ("Tenant"), with reference to the following:

                                    RECITALS

         A. Pursuant to the terms of that certain Office Lease Agreement dated November 1, 1994 (the "Original Lease"), as amended by (i) that certain First Amendment to Office Lease Agreement dated July 1, 1997 (the "First Amendment") and (ii) that certain Second Amendment to Office Lease Agreement dated April 30, 1998 (the "Second Amendment") (the Original Lease, First Amendment and Second Amendment are hereinafter collectively referred to as the "Lease"), by and between Landlord and Tenant, Landlord has leased to Tenant certain premises, more particularly described therein. All capitalized terms used in this Third Amendment shall, unless defined herein, have the same meaning and definition as used in the Lease.

         B. Landlord and Tenant have agreed to amend certain terms and provisions of the Lease.

                 NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         1.      As an exercise of Tenant's Renewal Option provided for in
Article 3 of the Lease, Landlord and Tenant hereby extend the Term for an additional five (5) year period (the "Renewal Term"), commencing as of October 1, 1998 (the "Renewal Term Commencement Date") and expiring September 30, 2003 (the "Renewal Term Expiration Date").

         2. Landlord and Tenant hereby agree to expand the Premises by adding an additional 5,683 square feet of Rentable Area located on the fifth
(5th) floor of the Building (3,027 square feet known as the "Tech International Space" and 2,656 square feet known as the "Training Room Space", collectively the "Expansion Space", as the same is more fully described and set forth on Exhibit "A" attached hereto and made a part hereof by this reference). Landlord and Tenant acknowledge and agree that the commencement date with respect to the Expansion Space shall be deemed to occur upon the Renewal Term Commencement Date. The Expiration Date with respect to the Expansion Space shall be the Renewal Term Expiration Date.

         3. As of the Renewal Term Commencement Date, the Base Rent for the Renewal Term (including the Expansion Space) shall be $312,188.25 per year ($26,015.69 per month) which is computed as follows:

                 (i) 1,654 square feet on the first (1st) floor shall be computed at the rate of $23.00 per square foot of Rentable Area, or the sum of $38,042.00 per year ($3,170.17 per month) (the "First Floor Base Rent").





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                 (ii)     11,305 square feet on the fifth (5th) floor (5,622
         square feet of existing space and 5,683 square feet of Expansion Space) shall be computed at the rate of $24.25 per square foot of Rentable Area, or the sum of $274,146.25 per year ($22,845.52 per month) (the "Fifth Floor Base Rent").

         4. On each annual anniversary of the Renewal Term Commencement Date, the Base Rent shall be increased by three and a half percent (3.5%) (the "Renewal Term Adjustment Factor").

         5. Tenant agrees to accept the Premises and Expansion Space for the Renewal Term in its "as is" and "where is" condition, and Landlord shall have no obligation to make any improvements or modifications to the Premises or to the Expansion Space.

         6. As of the Renewal Term Commencement Date, (i) the Base Operating Expenses Amount shall be the Operating Expenses, as defined in the Lease, for Calendar Year 1999; and (ii) the Base Real Estate Taxes Amount shall be the Real Estate Taxes, as defined in the Lease, for Calendar Year 1999.

         7. From and after the Renewal Term Commencement Date, the following terms shall have the following meanings:

                 (a)      Premises:   12,959 rentable square feet located on
the first (1st) and fifth (5th) floors of the Building as the same is more particularly shown on Exhibit "A" attached hereto and made a part hereof.

                 (b)      Expiration Date: September 30, 2003

                 (c)      Tenant's Proportionate Share: 5.20%

                 (d)      Base Rent: $312,188.25 per year ($26,015.69 per
month).

                 (e) Base Operating Expenses Amount: The Operating Expenses, hereinafter defined, incurred by Landlord during the Calendar Year 1999.

                 (f) Base Real Estate Taxes Amount: The Real Estate Taxes, hereinafter defined, incurred by Landlord during the Calendar Year 1999.

                 (g)      Adjustment Factor: 3.5%





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         8.      Except as expressly modified by this Third Amendment, the
Lease remains unchanged and in full force and effect.


         IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment as of the day and year first above written.



                          LANDLORD:
                          --------

                          HYATT PLAZA LIMITED PARTNERSHIP
                          a Virginia limited partnership


                          BY:     FAIR LAKES HYATT LIMITED
                                  PARTNERSHIP, a Virginia limited
                                  partnership, its general partner

                          By: Fair Lakes of Virginia, Inc., a Virginia corporation, its general partner


                          BY:          /s/ MILTON V. PETERSON
                                  ----------------------------------------
                          Name:         MILTON V. PETERSON
                                  ----------------------------------------
                          Title:        PRESIDENT
                                  ----------------------------------------


                          TENANT:
                          ------

                          XYBERNAUT CORPORATION, formerly known as
                          Computer Products and Services, Inc.
                          a Delaware corporation


                          By:           /s/ E. NEWMAN
                                  ---------------------------------------
                          Name:          E. NEWMAN
                                  ---------------------------------------
                          Title:          PRESIDENT
                                  ---------------------------------------






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                                                                      EXHIBIT A





                          [MAP OF HYATT PLAZA FLOOR 5]
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                                                                      EXHIBIT A





                          [MAP OF HYATT PLAZA FLOOR 1]